Exhibit H(38)

EXPENSE LIMITATION AGREEMENT

This EXPENSE LIMITATION AGREEMENT (the “Agreement”) is between MML Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), and MassMutual Select Funds, a Massachusetts business trust (the “Trust”), effective as of the 1st day of February, 2021.

WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended;

WHEREAS, MassMutual Select Growth Opportunities Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select 20/80 Allocation Fund, MassMutual Select 40/60 Allocation Fund, MassMutual Select 60/40 Allocation Fund, MassMutual Select 80/20 Allocation Fund, MassMutual RetireSMARTsm by JPMorgan In Retirement Fund, MassMutual RetireSMARTsm by JPMorgan 2020 Fund, MassMutual RetireSMARTsm by JPMorgan 2025 Fund, MassMutual RetireSMARTsm by JPMorgan 2030 Fund, MassMutual RetireSMARTsm by JPMorgan 2035 Fund, MassMutual RetireSMARTsm by JPMorgan 2040 Fund, MassMutual RetireSMARTsm by JPMorgan 2045 Fund, MassMutual RetireSMARTsm by JPMorgan 2050 Fund, MassMutual RetireSMARTsm by JPMorgan 2055 Fund, and MassMutual RetireSMARTsm by JPMorgan 2060 Fund (the “Funds”) are each a series of the Trust;

WHEREAS, the Manager is an investment adviser registered with the SEC as such under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has appointed the Manager as its investment manager for the Funds and the Manager has agreed to act in such capacity upon the terms set forth in the relevant Investment Management Agreements;

NOW THEREFORE, the Trust and the Manager hereby agree as follows:

1.	Expense Limitation

The Manager agrees to waive 0.02% of the management fees of the MassMutual Select Growth Opportunities Fund through January 31, 2022.

2.	Expense Limitation

The Manager agrees to cap the fees and expenses of each Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2022 at the following amounts. This agreement can only be terminated by mutual consent of the Board of Trustees of the Trust on behalf of the Funds and the Manager.

MassMutual Select BlackRock Global Allocation Fund

Expense Cap
Class I shares	0.79%
Class R5 shares	0.89%
Service Class shares	0.99%
Administrative Class shares	1.09%
Class A shares	1.34%
Class R4 shares	1.24%
Class R3 shares	1.49%

MassMutual Select Mid-Cap Value Fund

Expense Cap
Class I shares	0.80%
Class R5 shares	0.90%
Service Class shares	1.00%
Administrative Class shares	1.10%
Class A shares	1.35%
Class R4 shares	1.25%
Class R3 shares	1.50%

 MassMutual Select 20/80 Allocation Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual Select 40/60 Allocation Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual Select 60/40 Allocation Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual Select 80/20 Allocation Fund

Expense Cap
Class I shares	0.09%
Class R5 shares	0.19%
Service Class shares	0.29%
Administrative Class shares	0.39%
Class A shares	0.64%
Class R4 shares	0.54%
Class R3 shares	0.79%

MassMutual RetireSMART by JPMorgan In Retirement Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual RetireSMART by JPMorgan 2020 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART by JPMorgan 2025 Fund

Expense Cap
Class I shares	0.01%
Class R5 shares	0.11%
Service Class shares	0.21%
Administrative Class shares	0.31%
Class A shares	0.56%
Class R4 shares	0.46%
Class R3 shares	0.71%

MassMutual RetireSMART by JPMorgan 2030 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART by JPMorgan 2035 Fund

Expense Cap
Class I shares	0.05%
Class R5 shares	0.15%
Service Class shares	0.25%
Administrative Class shares	0.35%
Class A shares	0.60%
Class R4 shares	0.50%
Class R3 shares	0.75%

MassMutual RetireSMART by JPMorgan 2040 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART 2045 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART 2050 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART 2055 Fund

Expense Cap
Class I shares	0.00%
Class R5 shares	0.10%
Service Class shares	0.20%
Administrative Class shares	0.30%
Class A shares	0.55%
Class R4 shares	0.45%
Class R3 shares	0.70%

MassMutual RetireSMART by JPMorgan 2060 Fund

Expense Cap
Class I shares	0.00%
Class R5 shares	0.10%
Service Class shares	0.20%
Administrative Class shares	0.30%
Class A shares	0.55%
Class R4 shares	0.45%
Class R3 shares	0.70%

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IN WITNESS WHEREOF, the Trust and the Manager have caused this Agreement to be executed as of the 31st day of January, 2021.

MML INVESTMENT ADVISERS, LLC

By:	/s/ Douglas Steele
Douglas Steele, Vice President

MASSMUTUAL SELECT FUNDS on behalf of each of the Funds

By:	/s/ Renee Hitchcock
Renee Hitchcock, CFO and Treasurer